EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Forms S-8 No.33-14144, No. 33-47068, No. 33-67280, No. 333-11405, and No.
33-80894 of our report dated February 5, 1997, with respect to the financial statements of Datakey, Inc., which appear in Item 7 of the annual report on Form 10-KSB for the year ended December 31, 1996.

                                                /s/ McGladrey & Pullen, LLP
                                                McGLADREY & PULLEN, LLP


Minneapolis, Minnesota
March  28, 1997